THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of December 2, 1996 (this "Third Amendment"), to the Credit Agreement dated as of September 29, 1995, as amended by the First Amendment dated as of October 27, 1995 and the Second Amendment dated as of September 17, 1996 (the "Credit Agreement"), among Champion Enterprises, Inc. (the "Company"), Comerica Bank and The First National Bank of Chicago (the "Banks"), and Comerica Bank as agent for the Banks (in such capacity, the "Agent").

W I T N E S S E T H:

WHEREAS, the Company, the Banks and the Agent are parties to the Credit Agreement; and

WHEREAS, the Company wishes to amend the Credit Agreement to decrease the Applicable Margin, the Letter of Credit Fee and the Revolving Credit Committee Fee; and

WHEREAS, the Banks and the Agent have agreed to amend the Credit
Agreement on the terms and subject to the conditions set forth below;

NOW, THEREFORE, in consideration of the mutual agreements contained herein, it is hereby agreed as follows:


ARTICLE I -- DEFINITIONS AND AMENDMENTS


1.1 Defined Terms. Capitalized terms used herein which are defined in the Credit Agreement are used herein with such defined meanings.

1.2  Amendments to Section 1. (a) Substitution of Certain
Definitions. Section 1.1 is hereby amended by deleting the definitions of "Applicable Margin", "Letter of Credit Fee" and
"Revolving Credit Commitment Fee" in their entirety and substituting therefor the corresponding new definitions set forth below:

"Applicable Margin" shall mean, as of the date of determination thereof, the following margins:


"Letter of Credit Fee" shall mean a per annum fee on the aggregate face amount of all Letters of Credit, determined as follows:

If Consolidated Funded Debt Ratio (x) is:

x equal to or greater than 1.75 - the Letter of Credit Fee is
1.15%

x equal to or greater than 1.25 but less than 1.75 - the Letter of Credit Fee is .90%

x equal to or greater than .75 but less than 1.25 - the Letter of Credit Fee is .65%

x equal to or greater than .40 but less than .75 - the Letter of Credit Fee is .50%

x less than .40 - the Letter of Credit Fee is .40%


"Revolving Credit Commitment Fee" shall mean a per annum fee on the unused portion of the Revolving Credit provided by the Revolving Credit Banks under this Agreement (determined as provided in Section 2.11), as follows:

If Consolidated Funded Debt Ratio (x) is:

x equal to or greater than 1.75 - the Revolving Credit Commitment
Fee is .40%

x equal to or greater than 1.25 but less than 1.75 - the Revolving Credit Commitment Fee is .30%

x equal to or greater than .75 but less than 1.25 - the Revolving
Credit Commitment Fee is .25%

x equal to or greater than .40 but less than .75 - the Revolving
Credit Commitment Fee is .15%

x less than .40 - the Revolving Credit Commitment Fee is .125%



ARTICLE II -- REPRESENTATIONS AND WARRANTIES;
CONDITIONS PRECEDENT


2.1 Representations; No Default. On and as of the date hereof and after giving effect to this Third Amendment, the Company hereby (a) confirms, reaffirms and restates the representations and warranties set forth in Section 5 of the Credit Agreement, except to the extent that such representations and warranties relate solely to an earlier date in which case the Company confirms, reaffirms and restates such representations and warranties for such early date, provided that the references to the Credit Agreement therein shall be deemed to be to the Credit Agreement as amended by this Third Amendment, and (b) represents that no Event of Default has occurred and is continuing.

2.2 Effective Date. This Third Amendment shall become effective on the first date upon which the Agent shall have received counterparts of this Third Amendment executed by the Company, the Banks and the Agent. All changes in the Applicable Margin, the Letter of Credit Fee and the Revolving Credit Commitment shall be prospective only.


ARTICLE III - MISCELLANEOUS


3.1 Limited Effect. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Credit
Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

3.2 Expenses. The Company shall reimburse the Agent for all of its reasonable costs and expenses (including legal expenses) incurred in connection with the preparation, execution and delivery of this Third Amendment.

3.3  Guarantors.  Each Guarantor, by its execution of this Third
Amendment, hereby consents to all transactions contemplated hereby and reaffirms and ratifies all of its obligations to the Agent and the Banks under the Guaranty.

3.4 Counterparts. This Third Amendment may be executed by one or more parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendment to be executed and delivered by their proper and duly authorized officers or other agents as of the date first above written.

COMPANY:

CHAMPION ENTERPRISES, INC.



By

Its


AGENT AND BANKS:

COMERICA BANK, as Agent and as a Bank



By

Its


THE FIRST NATIONAL BANK OF CHICAGO



By

Its



GUARANTORS:

CHAMPION MOTOR COACH, INC.



By

Its


CHAMPION HOME BUILDERS CO.



By

Its



MODULINE INTERNATIONAL, INC.



By

Its



LAMPLIGHTER HOMES, INC.



By

Its



DUTCH HOUSING, INC.



By

Its



CHANDELEUR HOMES, INC.



By

Its



CREST RIDGE HOMES, INC.



By

Its



BUILDERS CREDIT CORPORATION



By

Its



CHAMPION FINANCIAL CORPORATION



By

Its